Certain identified information has been marked in the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE OF PAGES
	1 3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00009	See Block 16C		

6. ISSUED BY CODE ASPR/SNS	7. ADMINISTERED BY (If other than Item 6) CODE ASPR/SNS
ASPR/SNS ASPR/SNS 2945 FLOWERS ROAD ATLANTA, GA 30341	US DEPT OF HEALTH & HUMAN SERVICES ASPR/SNS 2945 FLOWERS ROAD ATLANTA, GA 30341

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC.
Attn: STEVE RAMBO
EMERGENT PRODUCT DEVELOPMENT GAITHE
300 PROFESSIONAL DR
GAITHERSBURG MD 208793419

CODE 1365869 FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

x 10A. MODIFICATION OF CONTRACT/ORDER NO. 75A50119C00071

10B. DATED (SEE ITEM 13) 08/30/2019

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Decrease: [**]
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Bilateral Modification by Mutual Agreement of the Parties

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: [**]
DUNS Number: [**]
UEI: CNPVCR8DK7M8

Points of Contact:
COR:[**]
CO: [**]
ASPR Contracts Consultant: [**]
EMERGENT: [**]

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Clark Baker VP, Business Operations	KIMBERLY L. GOLDEN

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
Electronically signed by: Clark Baker Reason: I approve this document Date: May 24, 2023 15:08 EDT (Signature of person authorized to sign)	May 24, 2023	(Signature of Contracting Officer)	

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50119C00071/P00009 | PAGE 2 OF 3

NAME OF OFFEROR OR CONTRACTOR
EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	OTA: N Period of Performance: 08/30/2019 to 08/29/2029 Change Item 3 to read as follows(amount shown is the obligated amount):				
3	Option 1001 - Task 4 Relabeling of ACAM2000 1 JOB @ [**] Obligated Amount: [**] Accounting Info: 2020.199SN20.25235 Appr. Yr.: 2020 CAN: 199SN20 Object Class: 25235 Funded: [**] Delivery Location: 10635 Marina Drive Attn: Mike King Olive Branch, MS 38654 Change Item 4 to read as follows(amount shown is the obligated amount):				[**]
4	ACAM2000 Relabeling Obligated Amount: [**] Accounting Info: 2021.199SN21.25102 Appr. Yr.: 2021 CAN: 199SN21 Object Class: 25102 Funded: [**]				[**]

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

75A50119C00071/P00009 Page 3 of 3 The purpose of this modification to the contract, P00009, is to deobligate the unliquidated funding for Task 4, Relabeling of ACAM2000 from fiscal years 2020 and 2021 appropriations. As a result of this deobligation action, the following changes are made: a. The total value of Line Item 3, Task 4: Relabeling of ACAM2000, added per P00001, is hereby [**] from a total funded value [**] to a balance of [**]. b. The total value of Line Item 4, Task 4: ACAM Relabeling, exercised per P00003, is hereby [**] from a total funded value of [**] to a balance of [**]. c. The Total Obligated Value under the contract is hereby [**], from [**] to a Funded Balance of [**] All other terms and conditions of the contract remain unchanged as a result of this modification, P00009.